SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT, dated as of June 11, 1999, by and between V-ONE Corporation, a Delaware corporation, with headquarters located at 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874 (the "Company"), and Hai Hua Cheng and Wen Dar Wu (each a "Buyer" and collectively, the "Buyers").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, the Buyers wish to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting, convertible preferred stock of the Company that will be convertible into shares of Common Stock, $.001 par value (the "Common Stock"), of the Company; and

      WHEREAS, the Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1.   AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

      (a) SUBSCRIPTION. The Buyers hereby agree to purchase from the Company such number of shares (the "Preferred Shares") of Series B Convertible Preferred Stock, $.001 par value (the "Preferred Stock"), of the Company, having the terms and conditions as set forth in the form of Certificate of Designations of the Series B Convertible Preferred Stock attached hereto as ANNEX I (the "Certificate of Designations"), as is equal to U.S. $3,000,000 divided by 105% of the closing bid price of a share of the Company's Common Stock on the Nasdaq National Market on the trading date immediately preceding the date of this Agreement, rounded to the nearest number of whole shares, for $3,000,000. One million dollars (U.S. $1,000,000) of the purchase price for the Preferred Shares shall be payable in United States Dollars on the date hereof. Two million dollars (U.S. $2,000,000) shall be payable by tendering a promissory note ("Note") in the form of ANNEX II. The shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein as the "Conversion Shares." The Conversion Shares and the Preferred Shares are referred to herein collectively as the "Shares."

      (b) FORM OF PAYMENT. The Buyers shall collectively pay the cash portion of the aggregate purchase price for the Preferred Shares by delivering good funds in United States Dollars to the Company and shall tender the Note. The portion of the aggregate purchase price to be paid by each Buyer is set forth on SCHEDULE A. Such delivery of funds and Note shall be made against delivery by the Company of the certificates for the appropriate number of Preferred Shares registered in the name of the appropriate Buyers. Promptly following payment by the Buyers of the cash purchase price of the Preferred Shares and delivery of the Note, the Company shall deliver certificates for the Preferred Shares, registered in the name of the appropriate Buyers, to the Buyers.

      (c) METHOD OF PAYMENT. Payment of the cash portion of the aggregate purchase price for the Preferred Shares shall be made by wire transfer of funds to:

                Citibank, F.S.B.
                600 Pennsylvania Avenue
                Washington, D.C. 20003
                ABA#:254070116
                Account #:17507449

      Not later than 4:00 p.m., Washington, D.C. time, on the date prior to the date hereof, the Buyers shall deposit with the Company the cash portion of the aggregate purchase price for the Preferred Shares.

      2.   BUYERS REPRESENTATIONS, WARRANTIES, ETC.

      Each Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

      (a) PURCHASE FOR INVESTMENT. Each Buyer is purchasing the Preferred Shares for his own account for investment only and not with a view toward the public sale or distribution thereof;

      (b) ACCREDITED INVESTOR. Each Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(5) or (6) of Regulation D;

      (c) NON-U.S. PERSON. Each Buyer is not a "U.S. person" as that term is defined in Rule 902(k) of Regulation S under the 1933 Act;

      (d) REOFFERS AND RESALES. All subsequent offers and sales of the Shares by each Buyer shall be made pursuant to a registration statement relating to the Shares being offered and sold under the 1933 Act or pursuant to an exemption from registration under the 1933 Act;

      (e) COMPANY RELIANCE. Each Buyer understands that the Preferred Shares are being offered and sold, and the Conversion Shares are being offered, to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and each Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and to receive an offer of the Conversion Shares;

      (f) INFORMATION PROVIDED. Each Buyer and his advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the offer of the Conversion Shares that have been requested by the Buyer; each Buyer and his advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries; without limiting the generality of the foregoing, each Buyer has had the opportunity to obtain and to review the Company's (1) Annual Reports on Form 10-K for the fiscal years ended December 31, 1996, 1997 and 1998, (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and 1999, June 30, 1998 and September 30, 1998, (3) Current Reports on Form 8-K filed May 14, September 25, November 9, November 24, and December 16, 1998 and March 12, and April 2, 1999 and (4) proxy statements for the Company's 1998 and 1999 Annual Meetings of Stockholders, in each case as filed with the SEC (collectively, the "SEC Reports"); and each Buyer understands that his investment in the Shares involves a high degree of risk;

      (g) ABSENCE OF APPROVALS. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares; and

      (h) SUBSCRIPTION AGREEMENT AND NOTE. Each of this Agreement and the Note has been duly and validly authorized, executed and delivered on behalf of each Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

      3.   COMPANY REPRESENTATIONS, WARRANTIES, ETC.

      The Company represents and warrants to, and covenants and agrees with, each Buyer that:

      (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the form of which is attached hereto as ANNEX III (the "Registration Rights Agreement"), the Certificate of Designations, and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company has no subsidiaries.

      (b) CAPITALIZATION. The authorized capital stock of the Company currently consists of (a) 33,333,333 shares of Common Stock of which 16,773,075 shares were outstanding on May 13, 1999, all of which are fully paid and nonassessable; and (b) 13,333,333 shares of Preferred Stock, $.001 par value, some of which shares are or will be designated as Series B Convertible Preferred Stock and issued pursuant to this Agreement.

      (c) CONCERNING THE SHARES. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Conversion Shares, when issued upon conversion of the Preferred Shares, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Shares. The Preferred Shares are not
being  offered  or  sold  by  any  form  of  general   solicitation  or  general
advertising.

      (d) SUBSCRIPTION AGREEMENT; REGISTRATION RIGHTS AGREEMENT. This Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement and the Registration Rights Agreement are valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and limits upon rights to indemnity.

      (e) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the issuance of the Preferred Shares as contemplated by this Agreement and the other transactions contemplated by this Agreement, the Registration Rights Agreement and the terms of the Preferred Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or the by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound that would have a material adverse effect on the Company or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets that would have a material adverse effect on the Company.

      (f) APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for (1) the execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement (except such authorization of the SEC as is required with respect to accelerating the effectiveness of any registration statement filed pursuant thereto), (2) the issuance and sale of the Preferred Shares as contemplated by this Agreement and (3) the issuance of Conversion Shares on conversion of the Preferred Shares (other than the filing of an additional listing application with the Nasdaq National Market).

      (g) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyers in connection with the transactions contemplated by the Agreement, including, without limitation, the information referred to in Section 2(f) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

      (h) ABSENCE OF CERTAIN CHANGES. Since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the SEC Reports.

      (i) ABSENCE OF CERTAIN PROCEEDINGS. Except as described in the SEC Reports, there is no action, suit or proceeding, before or by any court, public board or body or governmental agency pending or, to the knowledge of the Company, threatened against the Company and, to the knowledge of the Company, there is no inquiry or investigation before or by any court, public board or body or governmental agency pending or threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or that could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

      (j) SEC FILINGS. The Company has timely filed all required forms, reports and other documents with the SEC. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended ("1934 Act").

      (k) NOTICE FILINGS. The Company is not the subject of any order, judgment or decree temporarily, preliminarily or permanently enjoining the Company for failure to comply with Rule 503 of Regulation D.

      4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

      (a) TRANSFER RESTRICTIONS. Each Buyer acknowledges that (1) the Preferred Shares have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Conversion Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Shares under circumstances in which the seller, or the person through whom the resale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than registration of the resale of the Conversion Shares pursuant to the

Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

      (b) RESTRICTIVE LEGENDS. (1) Each Buyer acknowledges and agrees that the certificates for the Preferred Shares shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares):

      These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities and of the shares of common stock issuable upon conversion of these securities are not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired, and such shares of common stock must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel acceptable to the Company that such registration is not required.

               (2) Each Buyer further acknowledges and agrees that the certificates for the Conversion Shares issued upon conversion of the Preferred Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Conversion Shares):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The securities have been acquired for investment only and may not be resold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel acceptable to the Company that such registration is not required.

      (c) VOTING OF PREFERRED SHARES. Each Buyer agrees to vote all of his shares of Series B Convertible Preferred Stock in favor of any future increase in the authorized shares of the Company's preferred stock and/or common stock.

      (d) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement on or before the date hereof.

      (e) FORM D. The Company agrees to file a Form D with respect to the Shares as required under Regulation D. Each Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to that Buyer reasonably required for such filing.

      (f) AUTHORIZATION FOR TRADING; REPORTING STATUS. Promptly following the date hereof, the Company shall file a notification for listing of additional shares with the Nasdaq.

      5. ISSUANCE OF CERTIFICATES FOR PREFERRED SHARES; CONVERSION PROCEDURE.

      (a) ISSUANCE OF CERTIFICATES. On the date hereof, following the delivery by the Buyers of the aggregate purchase price for the Preferred Shares in accordance with Section 1 hereof, the Company will issue certificates for the Preferred Shares to the Buyers.

      (b) CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Preferred Shares, each Buyer or any subsequent holders of the Preferred Shares shall complete, sign and furnish to the Company a Notice of Conversion in the form attached hereto as ANNEX IV, which shall be deemed to satisfy all requirements of the Certificate of Designations with respect to any exercise of conversion rights by the Buyer or any such holders.

      6.   MISCELLANEOUS.

      (a) This Agreement and the Note issued pursuant hereto shall be governed by and construed and enforced under the internal laws of the State of New York without giving effect to principles of conflict of laws. Each party hereto hereby consents to jurisdiction of the federal and state courts located in the State of Maryland in connection with any claim, lawsuit, civil action or other proceeding arising out of or in connection with this Agreement and the Note and the transactions contemplated hereby and thereby (collectively, "Claim"). Each party hereto hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any Claim that he or it is not subject to the jurisdiction of the above courts, that such Claim is brought in an inconvenient forum, or that the venue of such Claim is improper.

      (b) This Agreement may not be assigned by any Buyer without the prior written consent of the Company. This Agreement shall be binding on each party's successors and permitted assigns.

      (c) This Agreement may be executed in counterparts by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

      (d)  The  headings,  captions  and  footers  of  this  Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

      (e) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      (f) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

      (g) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

      (h) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer (telephone line facsimile transmission number (301) 515-5280) or, in the case of a Buyer, at his address or telephone line facsimile transmission number shown on the signature page of this Agreement, or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other parties in accordance with this provision. Each Buyer hereby designates as his address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown under his name on the signature page of this Agreement, until such Buyer shall designate another address for such purpose.

      (i) The respective representations, warranties, covenants and agreements of each Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

      (j) This Agreement and its Annexes and Schedules set forth the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

      (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                  V-ONE CORPORATION


                                  By: /s/ David D. Dawson
                                      ------------------------------------------
                                      Name: David D. Dawson
                                      Title: Chairman, President and Chief
                                             Executive Officer

                                      /s/ Hai Hua Cheng
                                      ------------------------------------------
                                      Name:  Hai Hua Cheng

                                      Address: 1F, No.2 Lane 47
                                      Nankang Rd. Section 3,
                                      Taipei, Taiwan
                                      Facsimile No.:886-22783 6255

                                      /s/ Wen Dar Wu
                                      ------------------------------------------
                                      Name:  William Wu (Wen Dar Wu)

                                      Address: 1F, No.2 Lane 47
                                      Nankang Rd. Section 3,
                                      Taipei, Taiwan
                                      Facsimile No.:886-22783 6255

                                   SCHEDULE A

NAME                                AMOUNT OF AGGREGATE PURCHASE PRICE

1. Hai Hua Cheng                    $1,500,000

2. Wen Dar Wu                       $1,500,000

                                                                      ANNEX IV
                                                                         TO
                                                                    SUBSCRIPTION
                                                                     AGREEMENT

                              NOTICE OF CONVERSION
                         OF CONVERTIBLE PREFERRED STOCK

                      SERIES B CONVERTIBLE PREFERRED STOCK
                              OF V-ONE CORPORATION

TO:   V-ONE Corporation
      20250 Century Blvd.
      Suite 300
      Germantown, Maryland 20874

      Attention: David D. Dawson, Chairman of the Board, President and
                 Chief Executive Officer

      Facsimile No.: (301) 515-5280


      (1) Pursuant to the terms of the Series B Convertible Preferred Stock (the "Preferred Stock") of V-ONE Corporation, a Delaware corporation (the "Company"), the undersigned hereby elects to convert ________ shares of the Preferred Stock into shares of Common Stock, $.001 par value (the "Common Stock"), of the Company or such other securities into which the Preferred Stock is currently convertible. Capitalized terms used in this Notice and not otherwise defined herein have the respective meanings provided in the Certificate of Designations for the Preferred Stock (the "Certificate of Designations").

      (2) Please issue a certificate or certificates for shares of Common Stock or other securities into which such number of shares of Preferred Stock is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


      ---------------------       ---------------------
      Name                        Name


      ---------------------       ---------------------
      Address                     Address

      ---------------------       ---------------------
      SS or Tax ID Number         SS or Tax ID Number

      (3) The Conversion Date is _________. The Conversion Price is $__________.

      (4) If the shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), the undersigned represents and warrants that (i) the shares of Common Stock not so registered are being acquired for the account of the undersigned for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the Act, and that the undersigned has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the Act and (ii) the undersigned is an "accredited investor" as defined in Regulation D under the Act. The undersigned further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless either (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Company first shall have been furnished with an opinion of legal counsel acceptable to the Company to the effect that such sale or transfer is exempt from the registration requirements of the Act and (B) the Company may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered, all in accordance with the Subscription Agreement, dated as of June 14, 1999, and the Certificate of Designations.



Date ________________               ____________________________________________
                                    Signature of Holder (Must be signed exactly as name appears on the Preferred Stock
                                    Certificate.)







                                        2